UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36594 (Commission File Number)	20-0141677 (IRS Employer Identification No.)

200 S. Orange Avenue, Suite 1200
Orlando, Florida 32801
(Address of Principal Executive Offices) (Zip Code)

(407) 317-6950
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 23, 2015, Xenia Hotels & Resorts, Inc., a Maryland corporation (the “Company”), issued a press release announcing the consummation of (1) a $125,000,000 senior unsecured term loan agreement by and among XHR LP, a Delaware partnership (“XHR”), as borrower, a syndicate of banks, as lenders, and KeyBank National Association, as administrative agent, and (2) a $175,000,000 senior unsecured term loan agreement by and among XHR, as borrower, a syndicate of banks, as lenders, and Wells Fargo Bank, N.A., as administrative agent.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release of Xenia Hotels & Resorts, Inc. dated October 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: October 23, 2015	By:	/s/ Taylor Kessel
	Name:	Taylor Kessel
	Title:	Vice President - Corporate Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Xenia Hotels & Resorts, Inc. dated October 23, 2015